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                                                                   EXHIBIT 10.29

                             VOTING TRUST AGREEMENT

                            Dated ____________, 1999

            The parties to this agreement are YouthStream Media Networks, Inc., a Delaware corporation (the "Company"), Benjamin Bassi, William Townsend and Mark Palmer (collectively, the "Stockholders"), and Harlan D. Peltz, as voting trustee (in that capacity, the "Trustee").

            The Company has today acquired, in exchange for shares of the Company's common stock, $.01 par value ("Shares"), all of the membership interests (other than membership interests owned by Network Event Theater, Inc.) of Common Places, LLC, a Delaware limited liability company of which the Stockholders were members. Bassi, Townsend and Palmer acquired in the transaction ______, _____ and _______ Shares, respectively. This agreement provides for the transfer by each of the Stockholders to the Trustee of 50% of the Shares acquired by him in exchange for his membership interests in Common Places, LLC. Simultaneously with the execution of this agreement, the Stockholders are executing and delivering a stockholders agreement ("Stockholders Agreement") among the Company, Bassi, Townsend, Palmer, and Peltz, individually and as voting trustee.

            Accordingly, the parties agree as follows:

            1. Shares Held in Trust.

                  1.1 Transfer of Shares to Voting Trustee. Simultaneously with the execution of this agreement, (a) Bassi, Townsend and Palmer are delivering to the secretary of the Company, for cancellation, stock certificates (together with stock powers executed in blank) for ____, ____, and ____ Shares, respectively, free and clear of any claim, lien, security interest or other encumbrance (a "Lien"), and (b) the Company is issuing and delivering to the Trustee three stock certificate for the respective number of Shares delivered by Bassi, Townsend and Palmer, each of which is registered in the name of the Trustee, in his capacity as such, and legended to indicate those Shares are subject to this agreement (which fact also shall be stated in the stock ledger of the Company). (The Shares so issued to the Trustee, together with any additional securities referred to in section 3, are referred to collectively as the "Trust Shares.") The Trustee shall hold and vote (including, for all purposes of this agreement, the giving of consent) the Trust Shares in accordance with this agreement and may not transfer any of the Trust Shares except as provided in this agreement. The legend on all certificates evidencing Trust Shares shall read:

                  "The shares of stock represented by this certificate are subject to a certain Voting Trust Agreement dated _____, 1999 among the Company, the Trustee and the beneficial owners of the shares. A copy of that agreement will be provided without charge upon request."
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                  1.2 Voting Trust Certificates. Simultaneously with the
execution of this agreement, the Trustee is issuing and delivering to each Stockholder a trust certificate (a "Trust Certificate") for the number of Shares delivered by that Stockholder under section 1.1(a). The Trustee shall cause accurate records to be kept setting forth the name and address of each holder of Trust Certificates, the number of Trust Shares represented by each Trust Certificate, any dividends or other payments or distributions made in respect of the Trust Shares and transfers of the Trust Shares. That list and record shall be open at all reasonable times to inspection by the Company's stockholders and the holders of Trust Certificates. Each Trust Certificate shall be in the form of exhibit A.

            2. Authority of Trustee to Vote the Trust Shares

                  2.1 Authority. The Trustee shall have full and exclusive power and authority to vote the Trust Shares in person or by proxy (or to refrain from voting) at all meetings of the stockholders of the Company or by written consent in lieu of such meetings with respect to all matters for which the Shares are entitled to vote, including, without limitation, for the election of directors. The Trustee shall inform the Stockholders in writing of the manner in which he votes the Shares promptly after each vote, and shall see to it that copies of all material sent by the Company to its stockholders are sent to the Stockholders.

                  2.2 Other Matters. Subject to sections 5.1 and 5.2, the Trustee's power to vote (or refrain from voting) the Trust Shares at any meeting or by the execution of a written consent shall be irrevocable. The Trustee also shall have the right to waive notice of any meeting of the Company's stockholders and to take all other action associated with the exercise of the voting power of the Trust Shares. The Trustee may exercise any power or perform any act under this agreement by proxy or through an agent or attorney.

                  2.3 No Disqualification. Nothing in this agreement shall be deemed to prevent the Trustee from serving the Company or any of its subsidiaries as an officer, director, employee or in any other capacity and receiving compensation for that service or from engaging in any transaction with, or providing any service to, the Company or any of its subsidiaries.

                  2.4 No Authority to Transfer Shares. The Trustee shall have no power or authority to transfer the Trust Shares, except in accordance with section 6, and any other transfer or attempted transfer shall be void and of no effect.

            3. Additional Securities. Any stock certificates for any voting securities of the Company (or of any successor to all or substantially all of the business of the Company by merger or otherwise) issued by way of dividend, stock split, recapitalization, reorganization, merger (other than a Terminating Merger), consolidation, conversion or any other change or adjustment in respect of the Trust Shares shall be delivered by the Company to the Trustee, who shall hold those securities in accordance with this agreement, and the Trustee shall, immediately following receipt, issue and deliver, or cause to be issued and delivered, Trust Certificates for such changed or additional securities to the appropriate holders of the Trust Certificates.

            4. Dividends; Preemptive Rights. Except as otherwise provided in section 3


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with respect to voting securities, if the Company pays any dividend on, or distributes any other securities or property in respect of, the Trust Shares, the Company shall pay or distribute such securities or property to the Trustee, who shall collect and receive such securities or property, and shall promptly deliver such securities or property, without offset or deduction of any kind, to the holders of the then outstanding Trust Certificates in proportion to their interest in the Trust Shares as shown on the books of the Trustee, so that such dividend or distribution is identical to the dividend or distribution each holder of a Trust Certificate would have received if the holder had been the holder of record of the securities represented by that Trust Certificate. If the Company offers to all of its stockholders the right to buy stock in the Company, the Stockholders shall be given the opportunity to exercise that right in their sole discretion; upon any such purchase of stock, 50% of the shares acquired in the purchase shall be deposited with the Trustee and held by the Trustee pursuant to the terms of this agreement.

            5. Termination

                  5.1 Termination Date. Subject to section 5.2, this agreement shall terminate (the "Termination Date") on the earliest of (a) the effective date of a Terminating Merger or of the dissolution of the Company, (b) the date that Harlan D. Peltz ceases to own of record or beneficially at least 10% of the number of Shares he so owns on the date of this agreement (excluding any Shares owned of record pursuant to this agreement), (c) the death of Harlan D. Peltz or
(d) Harlan D. Peltz ceasing to serve as at least one of the following: the chairman of the board, president, chief executive officer or chief operating officer of the Company (or any office performing analogous functions) . For the purpose of this agreement, the term "Terminating Merger" means a merger, consolidation or combination of the Company with another business, if, as a result of that transaction, Harlan D. Peltz does not hold the position of chairman of the board, president, chief executive officer or chief operating officer (or any office performing analogous functions) of the merged, consolidated or combined entity.

                  5.2 Termination Upon Transfer of Shares. Notwithstanding anything in this agreement to the contrary, this agreement shall terminate with respect to any Trust Shares transferred in accordance with section 6 at the time of the transfer (except that this agreement shall not terminate with respect to any Trust Shares transferred pursuant to section 3.2(a) of the Stockholders Agreement until those Trust Shares are transferred by the transferee in accordance with section 6).

                  5.3 Transfer of Shares from Voting Trustee. Upon the termination of this agreement in accordance with section 5.1, (a) each holder of Trust Certificates shall promptly deliver to the Trustee any outstanding Trust Certificates held by that holder, (b) promptly thereafter the Trustee shall deliver to the secretary of the Company or, at the direction of the Company, to the Company's transfer agent, for cancellation, stock certificates (together with stock powers executed in blank and any requisite stock transfer stamps) for all the Trust Shares then held by the Trustee, and (c) the Company shall cause to be issued to each holder of Trust Certificates stock certificates for a number of Shares equal to the number of Trust Shares represented by the Trust Certificates delivered pursuant to clause (a) above, free and clear of any Lien (other than any Lien imposed by the Stockholders Agreement, by operation of law or by the holder of the Trust Certificates


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(collectively, "Permitted Liens")) and without any legend (except any legend relating to transfer restrictions arising under any applicable securities laws (an "Applicable Securities Law Legend")). The Trustee and the Company shall take such actions as the holders of the Trust Certificates may reasonably request to effect such issuances.

                  5.4 Death or Incompetence of Holder. The death, disability or incompetence of a holder of a Trust Certificate shall not affect the validity or enforceability of this agreement.

            6. Transfers of Trust Shares and Trust Certificates

                  6.1 Transfer of Trust Shares. Each holder of Trust Certificates may, by notice given to the Trustee (a "Transfer Request"), direct the Trustee to transfer any Trust Shares represented by that holder's Trust Certificates in accordance with, and to the extent permitted under, the Stockholders Agreement. No transfer of Trust Shares pursuant to section 3.2(a) of the Stockholders Agreement shall be permitted (and any transfer in contravention of this provision shall be void and of no effect), unless, prior to the transfer, the proposed transferee executes and delivers to the Trustee a copy of this agreement, the signature page of which shall specify that the transferee is bound by and takes the Trust Shares subject to all the terms of this agreement applicable to the transferor (it being understood that, notwithstanding anything to the contrary in this agreement, the Trustee shall retain possession of any Trust Shares so transferred and shall issue to the transferee appropriate Trust Certificates in respect of those Trust Shares). Each Transfer Request (other than a Transfer Request relating to a transfer to a Permitted Transferee) shall be accompanied by evidence reasonably satisfactory to the Trustee that the number of Trust Shares subject to the Transfer Request equals 50% of the total number of Shares then being transferred by the Stockholder (other than pursuant to section 3.2(a) of the Stockholders Agreement).

                  6.2 Transfer Mechanics. In order to effect a transfer of Trust Shares at the request of a holder of Trust Certificates pursuant to section 6.1,
(a) the holder shall deliver to the Trustee, together with the Transfer Request, any Trust Certificates representing the Trust Shares to be transferred, (b) the Trustee shall promptly thereafter deliver to the secretary of the Company or, at the direction of the Company, to the Company's transfer agent, for cancellation, stock certificates (together with stock powers executed in blank and any requisite stock transfer stamps) representing the number of Trust Shares to be transferred and (c) the Company shall cause to be issued to the transferee(s) specified in the Transfer Request stock certificates for a number of Shares equal to the number of Trust Shares represented by the Trust Certificates delivered pursuant to clause (a) above, free and clear of any Lien (except Permitted Liens) and without any legend (except any Applicable Securities Law Legend). The Trustee and the Company shall take such actions as the holders of Trust Certificates may reasonably request to effect such issuances.

                  6.3 Transfer of Trust Certificates. The Trust Certificates may be transferred only as permitted by this agreement or in the same manner and to the same extent as the Trust Shares may be transferred in accordance with the Stockholders Agreement, and only if, in the case of a transfer pursuant to section 3.2(a) of the Stockholders Agreement, the transferee executes and delivers to the Trustee a copy of this agreement, the signature page of which shall specify that the Transferee is bound by and takes the Trust Certificates subject to all the terms of this agreement


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applicable to the transferor.

            7. Compensation and Expenses. The Trustee shall not be entitled to any compensation or other consideration for performance of his duties or acting as voting trustee under this agreement. No holder of Trust Certificates shall be liable or obligated for payment of any such expenses.

            8. Miscellaneous

                  8.1 Governing Law. This agreement shall be governed by and construed in accordance with the law of the state of Delaware applicable to agreements made and to be performed wholly in Delaware.

                  8.2 Notices. The Company shall give each Stockholder and others who are holders of Trust Certificates copies of any notice given generally to stockholders of the Company. Any notice or other communication under this agreement shall be in writing and shall be considered given when delivered personally or mailed by registered mail, return receipt requested, at the following addresses (or at such other address as a party may designate by notice given to the others) or at such addresses as holders of Trust Certificates may designate by notice given to the others:

                  if to the Company or the Trustee, to it or him at:

                        529 Fifth Avenue, 7th Floor
                        New York, New York 10017
                        Attention: Bruce L. Resnik, Executive Vice President and
                                   Chief Financial Officer and Harlan D. Peltz

                        if to Benjamin Bassi, to him at
                        24 Coventry Road
                        Atkinson, N.H. 03811
                        Fax No.: (617) 349-0791

                        if to William Townsend, to him at
                        7 Wingreen Loop
                        Austin, Texas 78738
                        Fax No.: (617) 349-0791

                        if to Mark Palmer, to him at:
                        80 Patton Lane
                        North Andover, MA 01845
                        Fax No.: (617) 349-0791


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                        with a copy to:
                        Hutchins, Wheeler & Dittmar
                        101 Federal Street
                        Boston, Massachusetts 02110
                        Attention: Jonathan R. Karis, Esq.
                        Fax No.: (617) 951-1295

                  8.3 Counterparts. This agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

                  8.4 Equitable Relief. The parties acknowledge that the remedy at law for breach of this agreement would be inadequate and that, in addition to any other remedy a party may have for a breach of this agreement, that party shall be entitled to an injunction restraining any such breach or threatened breach, or a decree of specific performance, without the necessity of showing actual damages and without any bond or other security being required. The remedy provided in this section 8.4 is in addition to, and not in lieu of, any other rights or remedies a party may have.

                  8.5 Separability. If any provision of this agreement is invalid or unenforceable, the balance of this agreement shall remain in effect, and, if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

                  8.6 Entire Agreement; Amendments. This agreement contains a complete statement of all the arrangements among the parties with respect to its subject matter, supersedes all existing agreements among them with respect to that subject matter and may not be changed or terminated except by written agreement signed by the Company, the Trustee, and holders of Trust Certificates representing a majority of the Trust Shares, provided that no such amendment or modification may adversely affect the rights or obligations of any holder of Trust Certificates without that holder's prior written consent, unless the amendment or modification similarly affects all holders of Trust Certificates.


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                  8.7 Assignment. The Trustee may not assign any of his rights under this agreement.

                                 YOUTHSTREAM MEDIA NETWORKS, INC.


                                 By:________________________________


                                 ___________________________________
                                 Benjamin Bassi, Individually


                                 ___________________________________
                                 William Townsend, Individually


                                 ___________________________________
                                 Mark Palmer, Individually.


                                 ___________________________________
                                 Harlan D. Peltz, As Voting Trustee


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No. ___                                                              EXHIBIT A

                            VOTING TRUST CERTIFICATE
                        YOUTHSTREAM MEDIA NETWORKS, INC.

            This is to certify that _______________________________ is entitled to receive, on the terms set forth in the Voting Trust Agreement referred to below, a certificate or certificates representing ________________ shares of common stock of YouthStream Media Networks, Inc., a Delaware corporation (the "Company"), or such other securities, if any, as may be deliverable in respect of such shares of common stock of the Company in accordance with the Voting Trust Agreement, and, in the meantime, is entitled to receive payment of any dividends or distributions, other than those in the form of voting securities of the Company, received by the Trustee in respect of such shares of common stock of the Company.

            On the terms set forth in the Voting Trust Agreement, the Trustee shall have full and exclusive power and authority to vote in person or by proxy (or to refrain from voting) at all meetings of the stockholders of the Company and to execute consents with respect to all shares of capital stock of the Company held by the Trustee, for any purpose.

            This certificate is issued pursuant to the Voting Trust Agreement dated___________, 1999, among the Company, Benjamin Bassi, William Townsend, Mark Palmer, and Harlan D. Peltz, as voting trustee. A copy of the Voting Trust Agreement is on file at the principal office of the Company at 529 Fifth Avenue, 7th Floor, New York, New York 10017. The holder of this certificate, by the acceptance of this certificate, agrees to all the terms of the Voting Trust Agreement.

            This certificate is transferable only on the books of the Trustee upon delivery of this certificate at the office of the Trustee properly endorsed for transfer by the registered holder of this certificate, either in person or by attorney duly authorized, in accordance with the Voting Trust Agreement. The Trustee shall not be obligated to recognize any person as the owner of this certificate, other than the person in whose name this certificate is registered on the books of the Trustee.

            In witness whereof, the Trustee has executed this instrument this ___ day of ______, 1999.

                                          ___________________________________
                                          Harlan D. Peltz, As Voting Trustee